Exhibit 99.1

Hennessy Capital Acquisition Corp. II Announces Record and Meeting Dates for Special Meeting of Stockholders to Approve Merger with USI

HOUSTON, TEXAS – May 31, 2016 /GlobeNewswire/ - Hennessy Capital Acquisition Corp. II (NASDAQ: HCAC, HCACU, HCACW) (“HCAC” or the “Company”) today announced that the Securities and Exchange Commission (the “SEC”) has completed its review of HCAC’s preliminary proxy statement and HCAC has set a record date of June 6, 2016 (the “Record Date”) and a meeting date of June 29, 2016 for the special meeting in lieu of the 2016 annual meeting of HCAC stockholders (the “Special Meeting”) to approve HCAC’s proposed merger with USI Senior Holdings, Inc. (“USI”). HCAC’s stockholders of record at the close of business on June 6, 2016 are entitled to receive notice of the Special Meeting and to vote the shares of common stock of HCAC owned by them at the Special Meeting.

As announced previously, the proposed merger will result in USI becoming a direct wholly-owned subsidiary of HCAC (the “Business Combination”). The Company will be renamed USI Holdings, Inc. upon completion of the Business Combination, and its common stock and warrants will be traded on The NASDAQ Capital Market under the new symbols “USI” and “USIW,” respectively. At the closing of the Business Combination, HCAC’s units will separate into their component shares of HCAC common stock and warrants to purchase one-half of one share of HCAC common stock, and cease separate trading.

The Record Date determines the holders of HCAC’s common stock entitled to receive notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof, whereby stockholders will be asked to approve and adopt the previously announced Agreement and Plan of Merger, dated as of April 1, 2016, by and among HCAC, its wholly-owned subsidiary, HCAC II, Inc., USI, and North American Direct Investment Holdings, LLC, solely in its capacity as the Stockholder Representative (the “Merger Agreement”), and such other proposals as disclosed in the proxy statement relating to the Special Meeting. If the Business Combination is approved by HCAC stockholders, HCAC anticipates closing the Business Combination shortly after the Special Meeting subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Special Meeting will take place at 9:00 a.m., Eastern Time, on June 29, 2016 at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

A list of HCAC stockholders entitled to vote at the Special Meeting will be open to the examination of any HCAC stockholder, for any purpose germane to the Special Meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

About Hennessy Capital Acquisition Corp. II

Hennessy Capital Acquisition Corp. II is a blank check company founded by Daniel J. Hennessy for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The company's acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial manufacturing, distribution or services business. For more information about Hennessy Capital Acquisition Corp. II, please visit its website at www.hennessycapllc.com.

Additional Information About the Business Combination and Disclaimer

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the SEC an amended preliminary proxy statement on May 16, 2016 and intends to file with the SEC a definitive proxy statement in connection with the Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the Record Date. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve, among other things, the Business Combination because these documents will contain important information about the Company, USI and the Business Combination. Stockholders may also obtain a copy of the proxy statement as well as other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Hennessy Capital Acquisition Corp. II, Attn: Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas, 77002 or by telephone at (713) 300-8242. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in the Company’s preliminary proxy statement filed by the Company with the SEC on May 16, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the proposed transaction, the future financial performance of HCAC following the proposed transaction, changes in the market for

USI’s services, and expansion plans and opportunities, including future acquisition or additional business combinations are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing HCAC’s views as of any subsequent date, and HCAC does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against USI or HCAC following announcement of the proposed transaction and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of HCAC, consummate the anticipated debt financing or satisfy other conditions to the closing of the proposed transaction; (4) the ability to obtain or maintain the listing of HCAC’s common stock on the NASDAQ Capital Market following the proposed transaction; (5) the risk that the proposed transaction disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) the possibility that USI or HCAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement filed by HCAC in connection with the proposed transaction, including those under “Risk Factors” therein, and other factors identified in HCAC’s prior and future filings with the SEC, available at www.sec.gov.

Contacts:

Solebury Communications Group
Jamie Lillis
+1 (203) 428-3223
jlillis@soleburyir.com

Richard Zubek
+1 (203) 428-3230
rzubek@soleburyir.com

Source: Hennessy Capital Acquisition Corp. II
HOUSTON, TX